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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):August 26, 2000
                                                         ---------------

                                 POWERTEL, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    0-23102                58-1944750
----------------------------  ------------------------   -------------------
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
     of incorporation)                                   Identification No.)

  1239 O.G. Skinner Drive, West Point, Georgia               31833
  --------------------------------------------             ----------
    (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (706) 645-2000
                                                           --------------
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         On August 26, 2000, Powertel, Inc. ("Powertel") entered into separate definitive merger agreements with each of Deutsche Telekom AG ("DT") and VoiceStream Wireless Corporation ("VoiceStream"). The DT/Powertel Merger Agreement (as defined below) and the VoiceStream/Powertel Merger Agreement (as defined below) are mutually exclusive. If VoiceStream closes its merger with DT (the "DT/VoiceStream Merger") as contemplated by the merger agreement dated July 23, 2000 between DT and VoiceStream (the "DT/VoiceStream Merger Agreement"), then Powertel will merge with a subsidiary of DT in accordance with the terms of the DT/Powertel Merger Agreement, and the VoiceStream/Powertel Merger Agreement will terminate. However, if the DT/VoiceStream Merger Agreement is terminated, then the DT/Powertel Merger Agreement will terminate, and Powertel will merge with a subsidiary of VoiceStream in accordance with the terms of the VoiceStream/Powertel Merger Agreement.

DT/POWERTEL MERGER AGREEMENT

         On August 26, 2000, Powertel entered into a definitive merger agreement (the "DT/Powertel Merger Agreement") with DT providing for the merger of Powertel with a subsidiary of DT, with Powertel surviving (the "DT/Powertel Merger"). If the DT/Powertel Merger is consummated, Powertel will become a wholly-owned subsidiary of DT, and each share of Powertel common stock will be converted into the right to receive 2.6353 DT ordinary shares, subject to certain adjustments. Each share of Powertel's Series A Preferred Stock and Series B Preferred Stock will be converted into the right to receive 121.9294 DT ordinary shares. Each share of Powertel's Series D Preferred Stock will be converted into the right to receive 93.0106 DT ordinary shares. Each share of Powertel's Series E Preferred Stock and Series F Preferred Stock will be converted into the right to receive: (i) 179.5979 DT ordinary shares; plus (ii)
2.6353 DT ordinary shares multiplied by the number of shares of Powertel common stock representing accrued or declared but unpaid dividends on such share of preferred stock. Powertel stockholders may elect to receive DT shares in the form of DT ordinary shares, which will be listed on the Frankfurt Stock Exchange (the "FSE"), or DT American Depositary Receipts, which will be listed on the New York Stock Exchange (the "NYSE").

         The consummation of the DT/Powertel Merger is subject to the satisfaction of several closing conditions, including, without limitation: (i) the consummation of the DT/VoiceStream Merger; (ii) the approval and adoption of the DT/Powertel Merger by the stockholders of Powertel; (iii) receipt of necessary regulatory approvals, including those of the Federal Communications Commission ("FCC"); (iv) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"); (v) registration of the shares of DT to be issued in the DT/Powertel Merger under the Securities Act of 1933 (the "Securities Act"); and (vi) the approval for listing of such shares on the FSE or NYSE, as the case may be.

         In connection with the DT/Powertel Merger Agreement, certain Powertel stockholders executed stockholders agreements for the benefit of DT (the "DT Stockholder Agreements"). These Powertel stockholders beneficially own more than 50% of the shares entitled to vote on the DT/Powertel Merger. The DT/Powertel Stockholder Agreements generally require these stockholders to (a) irrevocably agree to vote their shares of Powertel stock to approve the DT/Powertel Merger Agreement and the DT/Powertel Merger and (b) not to transfer their Powertel stock except as allowed in the DT/Powertel Stockholder Agreements.

         Generally, the DT Stockholder Agreements allow for sales of the shares subject to such agreements as follows: (i) no transfers prior to the vote of Powertel stockholders to approve the DT/Powertel Merger; (ii) from the date of the vote until the date of the closing, holders may transfer up to


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17.5% of their aggregate holdings (which amount increases by 3.75% if the closing occurs after July 31, 2001 and by an additional 3.75% if the closing occurs after August 31, 2001); (iii) from the date of the closing until three months thereafter, no transfers are allowed; (iv) from the date that is three months after the date of the closing until six months following the date of the closing, holders may transfer up to 40% of their aggregate holdings; and (vi) following six months after the closing, transfers are not limited by the DT Stockholder Agreements. In addition, the DT Stockholder Agreements provide that all registration rights held by the Powertel stockholders terminate at the effective time of the DT/Powertel Merger.

VOICESTREAM/POWERTEL MERGER AGREEMENT

         On August 26, 2000, Powertel also entered into a definitive merger agreement (the "VoiceStream/Powertel Merger Agreement") with VoiceStream providing for the merger of Powertel with a subsidiary of VoiceStream, with Powertel surviving (the "VoiceStream/Powertel Merger"). If the VoiceStream/Powertel Merger is consummated, Powertel will become a wholly-owned subsidiary of VoiceStream, and Powertel common stock will be converted into the right to receive a number of shares of VoiceStream common stock determined as follows (the "Conversion Number"): (i) 0.75 if the VoiceStream Average Closing Price (as defined below) is $113.33 or below; (ii) 0.65 if the VoiceStream Average Closing Price is $130.77 or above; and (iii) if the VoiceStream Average Closing Price is greater than $113.3 and less than $130.77, the quotient determined by dividing $85.00 by the VoiceStream Average Closing Price. Each share of Powertel preferred stock will be converted into the right to receive a number of shares of VoiceStream common stock determined by multiplying (A) the Conversion Number by (B) the sum of (i) the number of shares of Powertel common stock into which such share of Powertel preferred stock would be converted into as of the effective time of the merger plus (ii) with respect to Powertel's Series E Preferred Stock and Series F Preferred Stock, the number of shares of Powertel common stock that represent accrued or declared but unpaid dividends on such shares. The "VoiceStream Average Closing Price" means the volume weighted average closing price (based on the Nasdaq National Market System ("Nasdaq") composite volume published by the Wall Street Journal) of the VoiceStream common stock as publicly reported for the Nasdaq as of 4:00 p.m. Eastern Time for ten
(10) trading days randomly selected by lot out of the last twenty (20) trading days ending five (5) trading days prior to the closing date of the VoiceStream/Powertel Merger.

         The consummation of the VoiceStream/Powertel Merger is subject to the satisfaction of several closing conditions, including, without limitation: (i) the termination of the DT/VoiceStream Merger Agreement; (ii) approval and adoption of the VoiceStream/Powertel Merger by the stockholders of each of VoiceStream and Powertel; (iii) receipt of necessary regulatory approvals, including those of the FCC; (iv) the expiration or termination of the applicable waiting period under the HSR Act; (v) registration of the shares of VoiceStream to be issued in the VoiceStream/Powertel Merger under the Securities Act; and
(vi) the approval for listing of such shares on the Nasdaq.

         If the DT/VoiceStream Merger terminates, the VoiceStream/Powertel Merger Agreement would remain effective in accordance with its terms, and Powertel and VoiceStream would proceed to close the VoiceStream/Powertel Merger. In connection with the VoiceStream/Powertel Merger Agreement, certain Powertel stockholders executed stockholders agreements for the benefit of VoiceStream (the "VoiceStream Stockholder Agreements"). These Powertel stockholders beneficially own more than 50% of the Powertel shares entitled to vote on the VoiceStream/Powertel Merger. The VoiceStream Stockholder Agreements generally require these stockholders (a) to irrevocably agree to vote their shares of Powertel stock to approve the VoiceStream/Powertel Merger and the VoiceStream/Powertel Merger Agreement and (b) not to transfer their Powertel stock except as allowed in the VoiceStream Stockholder Agreements.


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         Generally, the VoiceStream Stockholder Agreements allow for sales of shares subject to such agreements as follows: (i) no transfers prior to the vote of Powertel stockholders to approve the VoiceStream/Powertel Merger; (ii) from the date of the vote until the date of the closing, holders may transfer up to 25% of their aggregate holdings; (iii) from closing until six months following closing, holders are subject to Rule 145 volume restrictions; and (iv) following six months after the closing, transfers are not limited by the VoiceStream Stockholder Agreements. The VoiceStream Stockholder Agreements provide for certain modifications to existing registration rights held by certain Powertel stockholders.

         In connection with the VoiceStream/Powertel Merger, certain VoiceStream stockholders executed stockholders agreements and agreed, and DT agreed in the DT/Powertel Merger Agreement, for the benefit of Powertel, to vote in favor of the VoiceStream/Powertel Merger and not to transfer their shares prior to the VoiceStream stockholders meeting except to affiliates that agree to be bound by their agreement to vote their shares. These VoiceStream stockholders beneficially owned more than 50% of the VoiceStream shares entitled to vote on the VoiceStream/Powertel Merger. If the DT/VoiceStream Merger terminates, and certain of the VoiceStream stockholders transfer more than a specified number of shares following the vote on the VoiceStream/Powertel Merger, then the number of shares that Powertel stockholders may transfer under the VoiceStream Stockholder Agreements will be proportionately increased.

         Copies of the DT Merger Agreement, the VoiceStream Merger Agreement and the stockholder agreements entered into by certain VoiceStream stockholders are attached hereto as exhibits and are incorporated herein by reference. The summary contained in this Item 5 is qualified by reference to such exhibits. A copy of the press release announcing the DT Merger Agreement and the VoiceStream Merger Agreement is attached hereto as an exhibit and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)      EXHIBITS.

                  2.1      Agreement and Plan of Merger, dated as of August 26,
                           2000, between Deutsche Telekom AG and Powertel, Inc.
                           Schedules and certain other attachments to this Exhibit have not been filed; upon request, Powertel will furnish supplementally to the Commission a copy of any omitted schedule or attachment.

                  2.2 Agreement and Plan of Reorganization, dated as of August 26, 2000, between VoiceStream Wireless
                           Corporation and Powertel, Inc. Schedules and certain other attachments to this Exhibit have not been filed; upon request, Powertel will furnish supplementally to the Commission a copy of any omitted schedule or attachment.

                  10.1     VoiceStream Stockholders Agreement, dated as of
                           August 26, 2000, between VoiceStream Wireless
                           Corporation, Powertel, Inc., John W. Stanton, Theresa
                           E. Gillespie, PN Cellular, Inc., Stanton Family Trust and Stanton Communications Corporation.

                  10.2     VoiceStream Stockholders Agreement, dated as of
                           August 26, 2000, between VoiceStream Wireless
                           Corporation, Powertel, Inc., Sonera Corporation and
                           Sonera Holding B.V.


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
                  10.3     VoiceStream Stockholders Agreement, dated as of
                           August 26, 2000, between VoiceStream Wireless
                           Corporation, Powertel, Inc., GS Capital Partners,
                           L.P., The Goldman Sachs Group, Inc., Bridge Street
                           Fund 1992, L.P. and Stone Street Fund 1992, L.P.

                  10.4     TDS Shareholders Agreement, dated as of August 26,
                           2000, between Powertel, Inc. and Telephone and Data
                           Systems, Inc.

                  10.5     VoiceStream Stockholders Agreement, dated as of
                           August 26, 2000, between VoiceStream Wireless
                           Corporation, Powertel, Inc., Hutchinson
                           Telecommunications PCS (USA) Limited and Hutchinson
                           Telecommunications Holdings (USA) Limited.

                  99.1     Press Release, dated as of August 27, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      POWERTEL, INC.


                                      By /s/ Allen E. Smith
                                        ----------------------------------------
                                         Allen E. Smith
                                         President and Chief Executive Officer

Dated:  August 31, 2000


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                                  EXHIBIT LIST

EXHIBIT NO.       DESCRIPTION
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
    2.1           Agreement and Plan of Merger, dated as of August 26, 2000, between Deutsche Telekom AG and Powertel, Inc. Schedules and certain other attachments to this Exhibit have not been filed;
                  upon request, Powertel will furnish supplementally to the
                  Commission a copy of any omitted schedule or attachment.

    2.2           Agreement and Plan of Reorganization, dated as of August 26,
                  2000, between VoiceStream Wireless Corporation and Powertel,
                  Inc. Schedules and certain other attachments to this Exhibit have not been filed; upon request, Powertel will furnish supplementally to the Commission a copy of any omitted schedule or attachment.

    10.1          VoiceStream Stockholders Agreement, dated as of August 26,
                  2000, between VoiceStream Wireless Corporation, Powertel,
                  Inc., John W. Stanton, Theresa E. Gillespie, PN Cellular,
                  Inc., Stanton Family Trust and Stanton Communications
                  Corporation.

    10.2          VoiceStream Stockholders Agreement, dated as of August 26,
                  2000, between VoiceStream Wireless Corporation, Powertel,
                  Inc., Sonera Corporation and Sonera Holding B.V.

    10.3          VoiceStream Stockholders Agreement, dated as of August 26,
                  2000, between VoiceStream Wireless Corporation, Powertel,
                  Inc., GS Capital Partners, L.P., The Goldman Sachs Group,
                  Inc., Bridge Street Fund 1992, L.P. and Stone Street Fund
                  1992, L.P.

    10.4 TDS Shareholders Agreement, dated as of August 26, 2000, between Powertel, Inc. and Telephone and Data Systems, Inc.

    10.5          VoiceStream Stockholders Agreement, dated as of August 26,
                  2000, between VoiceStream Wireless Corporation, Powertel,
                  Inc., Hutchinson Telecommunications PCS (USA) Limited and
                  Hutchinson Telecommunications Holdings (USA) Limited.

    99.1          Press Release, dated as of August 27, 2000.